UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 24, 2008

BLOCKBUSTER INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	001-15153	52-1655102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Elm Street Dallas, Texas	75270
(Address of principal executive offices)	(Zip Code)

(214) 854-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On October 24, 2008, Blockbuster Inc. (“Blockbuster”) and Viacom Inc. (“Viacom”) entered into Amendment No. 1 (the “Amendment”) to the Amended and Restated Initial Public Offering and Split-Off Agreement dated as of June 18, 2004 (the “IPO and Split-Off Agreement”) (all capitalized terms used but not defined herein shall have the meanings given to them in the Amendment or the IPO and Split-Off Agreement, as applicable). Pursuant to the Amendment, the face amount of the Letter of Credit required to be provided by Blockbuster for the benefit of Viacom was reduced from $150,000,000 to $75,000,000 and the conditions upon which Viacom may draw on the Letter of Credit were amended. In addition, in the Amendment, Blockbuster assumed responsibility for the payment of any and all fees and expenses incurred in connection with the establishment and maintenance of the Letter of Credit.

In connection with the Amendment, Blockbuster, Viacom, Viacom International Inc., CBS Corporation and CBS Operations Inc. each also entered into a letter agreement dated October 24, 2008, pursuant to which Blockbuster consented to the assignment of the rights, benefits, obligations, liabilities and duties of CBS Corporation and CBS Operations Inc. under the documents entered into in connection with the Blockbuster split-off, including the IPO and Split-Off Agreement, to Viacom, and the assumption by Viacom of all such rights, benefits, obligations, liabilities and duties of CBS Corporation and CBS Operations Inc. (the “Letter Agreement”).

The foregoing description of the Amendment and the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment and the Letter Agreement, copies of which are filed as Exhibits 10.1 and 10.2 hereto and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Amendment No. 1 to the Amended and Restated Initial Public Offering and Split-Off Agreement between Blockbuster Inc. and Viacom Inc., dated as of October 24, 2008

10.2	Letter Agreement between Blockbuster Inc., Viacom Inc., Viacom International Inc., CBS Corporation and CBS Operations Inc., dated as of October 24, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOCKBUSTER INC.

Date: October 30, 2008	By:	/s/ Thomas M. Casey
Thomas M. Casey
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 1 to the Amended and Restated Initial Public Offering and Split-Off Agreement between Blockbuster Inc. and Viacom Inc., dated as of October 24, 2008

10.2	Letter Agreement between Blockbuster Inc., Viacom Inc., Viacom International Inc., CBS Corporation and CBS Operations Inc., dated as of October 24, 2008